Intangible assets - Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of reconciliation of changes in goodwill [abstract]
Intangible assets - Goodwill	Intangible assets – Goodwill
The detail of goodwill, based on the cash-generating units giving rise thereto, is as follows:

EUR million
	2021	2020	2019
Banco Santander (Brasil)	3,219	3,109	4,388
SAM Investment Holdings Limited	1,444	1,444	1,173
Santander Consumer Germany	1,304	1,314	1,236
Santander Bank Polska	1,095	1,104	2,427
Santander Portugal	1,040	1,040	1,040
Santander España	1,027	1,027	1,027
Santander Consumer USA	979	904	2,143
Santander Bank, National Association	643	594	1,828
Santander UK	633	592	7,147
Banco Santander - Chile	516	571	589
Grupo Financiero Santander (México)	435	399	460
Santander Consumer Nordics	224	216	496
Other companies	154	157	292
Total Goodwill	12,713	12,471	24,246
The changes in goodwill were as follows:

EUR million
	2021	2020	2019
Balance at beginning of year	12,471	24,246	25,466
Additions (note 3)	81	429	41
Of which:
SAM Investment Holdings Limited	—	271	—
Santander España	—	—	4
Impairment losses	(6)	(10,100)	(1,491)
Of which:
Santander UK	—	(6,101)	(1,491)
Santander Bank Polska	—	(1,192)	—
Santander Bank, National Association	—	(1,177)	—
Santander Consumer USA	—	(1,153)	—
Santander Consumer Nordics	—	(277)	—
Disposals or changes in scope of consolidation	—	—	—
Exchange differences and other items	167	(2,104)	230
Balance at end of year	12,713	12,471	24,246
Grupo Santander has goodwill generated by cash-generating units located in non-euro currency countries (mainly Brazil, Poland, the United States, the United Kingdom, Chile, Mexico, Norway and Sweden) and, therefore, this gives rise to exchange differences on the translation to euros, at closing rates, of the amounts of goodwill denominated in foreign currencies. Accordingly, in 2021 there was an increase of EUR 167 million (a decrease of EUR 2,104 million in 2020 and an increase of EUR 230 million in 2019), due to exchange differences and other items which, pursuant to current standards, were recognised with a change to 'Other comprehensive income - Items that may be reclassified to profit or loss - Exchange differences in other comprehensive income in the consolidated statement of recognised income and expense' (see note 29.d).
At least once per year (or whenever there is any indication of impairment), Grupo Santander performs an analysis of the potential impairment of its recorded goodwill with respect to its recoverable amount. The first step that must be taken in order to perform this analysis is the identification of the cash-generating units, which are the Group's smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash flows of other assets or groups of assets.
The amount to be recovered of each cash-generating unit is determined taking into consideration the carrying amount (including any fair value adjustment arising on the business combination) of all the assets and liabilities of all the independent legal entities composing the cash-generating unit, together with the related goodwill.
The amount to be recovered of the cash-generating unit is compared with its recoverable amount in order to determine whether there is any impairment.
Grupo Santander's directors assess the existence of any indication that might be considered to be evidence of impairment of the cash-generating unit by reviewing information including the following (i) certain macroeconomic variables that might affect its investments (population data, political situation, economic situation —including banking concentration level—, among others) and (ii) various microeconomic variables comparing the investments of the Group with the financial services industry of the country in which the cash-generating unit carries on most of its business activities (balance sheet composition, total funds under management, results, efficiency ratio, capital adequacy ratio, return on equity, among others).
Regardless of whether there is any indication of impairment, every year the Group calculates the recoverable amount of each cash-generating unit to which goodwill, has been allocated and, to this end, it uses price quotations, market references (multiples), internal estimates and valuations performed by internal and external experts.
Firstly, the Group determines the recoverable amount by calculating the fair value of each cash-generating unit on the basis of the quoted price of the cash-generating units, if available.
In addition, the Group performs estimates of the recoverable amounts of certain cash-generating units by calculating their value in use using discounted cash flow projections. The main assumptions used in this calculation are (i) earnings projections based on the financial budgets approved by the Group’s directors which cover between three and five year periods (unless a longer time horizon can be justified), (ii) discount rates determined as the cost of capital taking into account the risk-free rate of return plus a risk premium in line with the market and the business in which the units operate and (iii) constant growth rates used in order to extrapolate earnings in perpetuity which do not exceed the long-term average growth rate for the market in which the cash-generating unit in question operates.
The cash flow projections used by Group management to obtain the values in use are based on the financial budgets approved by both local management of the related local units and the Group’s directors. The Group’s budgetary estimation process is common for all the cash-generating units. The local management teams prepare their budgets using the following key assumptions:
a)    Microeconomic variables of the cash-generating unit: management takes into consideration the current balance sheet structure, the product mix and the business decisions taken by local management in this regard.
b)    Macroeconomic variables: growth is estimated on the basis of the changing environment, taking into consideration expected GDP growth in the unit’s geographical location and forecast trends in interest and exchange rates. These data, which are based on external information sources, are provided by the Group’s economic research service.
c)    Past performance variables: in addition, management takes into consideration in the projection the difference (both positive and negative) between the cash-generating unit’s past performance and budgets.
During 2021, the Group recognised impairment losses of EUR 6 million of immaterial goodwill which were recognised under 'Impairment or reversal of impairment of non-financial assets, net - Intangible assets'. Goodwill is deducted from CET1 for regulatory purposes and therefore an impairment of goodwill has no impact on the Group's capital ratios.
In 2020, considering the economic and business environment resulting from covid-19, market conditions and the existing economic uncertainty, an impairment test was performed for certain CGUs during the second quarter. As a result, the Group recognised goodwill impairment of EUR 10,100 million, mainly associated with Santander UK, Santander Bank Polska, Santander Bank, National Association, Santander Consumer USA and Santander Consumer Nordics.
In 2019, the Group recorded an impairment of goodwill associated with Santander UK amounting to EUR 1,491 million considering the following reasons: decrease in the profit generation capacity of the cash generating unit in contrast to the forecast made in previous years, the general competitive environment in the UK, the impact of the banking reform on retail businesses and the impact of the uncertainty generated by Brexit on the country's economic growth.
Following is a detail of the main assumptions taken into account in determining the recoverable amount, at 2021 year-end, of the most significant cash-generating units which were valued using the discounted cash flow method:

	2021
	Projected period	Discount rate*	Nominal perpetual growth rate
Santander UK	5 years	9.2%	2.3%
Santander Bank Polska	5 years	10.3%	3.5%
Santander Consumer USA	3 years	10.6%	1.5%
Santander Bank, National Association**	5 years	11.6%	3.0%
Santander Consumer Germany	5 years	8.3%	1.8%
SAM Investment Holdings, Limited	5 years	10.4%	2.5%
Santander Portugal	5 years	9.7%	1.8%
Santander Consumer Nordics	5 years	9.9%	2.0%
*Post-tax discount rate.
**Weighted information of the main assumptions of the segments to which goodwill has been allocated.
The discount and nominal perpetual growth rates taken into account in 2020 and 2019 are presented below for comparison purposes:

	Discount rate*		Nominal perpetual growth rate
	2020	2019	2020	2019
Santander UK	9.5%	8.5%	2.3%	2.5%
Santander Bank Polska	10.0%	9.2%	3.5%	3.5%
Santander Consumer USA	10.7%	9.5%	1.5%	1.5%
Santander Bank, National Association**	11.6%	9.6%	2.5%	3.6%
Santander Consumer Germany	9.0%	8.2%	1.8%	2.5%
SAM Investment Holdings, Limited	10.1%	10.0%	2.5%	2.5%
Santander Portugal	9.8%	8.9%	1.8%	2.0%
Santander Consumer Nordics	10.1%	8.6%	2.0%	2.5%
*Post-tax discount rate.
**Weighted information of the main assumptions of the segments to which goodwill has been allocated.
Given the degree of uncertainty of the above key assumptions on which the recoverable amount of the cash-generating units is based, the Group performs a sensitivity analysis which consisted of adjusting +/- 50 basis points the discount rate, adjusting +/- 50 basis points the growth rate in perpetuity and reducing the cash flow projections by 5%. These changes in the key assumptions in isolation mean that the recoverable amount of all the cash-generating units continues to exceed their amount to be recovered and have been considered by the Group to be reasonably possible in a stable economic environment and in which non-recurring events unrelated to the business operations of the cash-generating units are not contemplated.
The recoverable amount of Banco Santander - Chile, Grupo Financiero Santander (México) and Banco Santander (Brasil) was calculated as the fair values of the aforementioned cash-generating units obtained from the quoted market prices of their shares at year-end. This value exceeded the amount to be recovered. A significant reduction in the quoted market prices of these cash generating unit could result in an indication of impairment which in turn may lead to a goodwill impairment charge in the future.